ДОГОВОР КУПЛИ-ПРОДАЖИ
РАБОЧЕГО ЦЕХА И ЗЕМЕЛЬНОГО УЧАСТКА

Город Хабаровск, 23 января ,2014 года.

Мы, ООО Беркут, именуемый в дальнейшем ПРОДАВЕЦ, с одной стороны,
и компания Spacepath Inc. находящаяся по адресу: г.Биробиджан, улица Маяковского 7

именуемый в дальнейшем ПОКУПАТЕЛЬ, с другой стороны, заключили настоящий договор о нижеследующем:

1. ПРОДАВЕЦ продал, а ПОКУПАТЕЛЬ купил недвижимое имущество, состоящее из земельного участка, расположенного на нем рабочего производственного помощения (цех) и оборудования для сборки систем фильтрации воды по адресу: г.Хабаровск, улица Нахимова 10346
2. Отчуждаемый участок имеет общую площадь 14 соток ,производственное помещение (цех) с оборудованием для сборки систем фильтрации воды
3. Разрешенный вид использования земельного участка: для ведения сборочного производства. Категория земель –производственные.
4. Указанные земельный участок и производственный цех принадлежат ПОКУПАТЕЛЮ на праве собственности на основании данного договора о купле продаже.
5. Земельный участок и производственный цех проданы за сумму: 410 000 рублей (четыреста десять тысяч) рублей (12,000 USD), уплаченную ПОКУПАТЕЛЕМ после подписания настоящего договора до его государственной регистрации.
6. В соответствии со ст.556 ГК РФ сторонами недвижимое имущество передается по передаточному акту.
7. В указанном производственном цеху никто не зарегистрирован и не проживает.
8. Указанное недвижимое имущество не имеет ограничений (обременений), под арестом (запрещением) не состоит.
9. Стороны договора подтверждают, что не лишены дееспособности, не состоят под опекой и попечительством, не страдают заболеваниями, препятствующими осознать суть договора, а также отсутствуют обстоятельства, вынуждающие совершить данный договор на крайне невыгодных для себя условиях.
10. В случае обнаружения каких-либо споров и притязаний на указанный земельный участок и производственный цех, а также возникновения по ним споров, ПРОДАВЕЦ обязуется урегулировать их своими силами и средствами, неся все необходимые расходы, вызванные этими спорами.
11. ПОКУПАТЕЛЬ приобретает право собственности на указанный земельный участок и производственный цех с момента подписания данного догорова в Управлении Федеральной службы государственной регистрации, кадастра и картографии по Хабаровской области.
12. Расходы по государственной регистрации несет ПОКУПАТЕЛЬ.
13. Настоящий договор составлен и подписан сторонами в двух экземплярах, по одному выдается сторонам.

ПОДПИСИ СТОРОН:

« БЕРКУТ »

SALES AGREEMENT
for
ASSEMBLY PLANT and LAND

Khabarovsk, 23 January, 2014

We, "Berkut, LLC.," hereafter referred to as "SELLER," and "Spacepath, Inc.," located at 7 Mayakovskaya Street, Birobidzhan, and hereafter referred to as "BUYER," hereby enter into the following contract:

1. SELLER has sold, and BUYER has bought a unit of real estate, consisting of one piece of land, containing an industrial building, equipped for the assembly of water-filtering systems. The address of said real estate is:
   10346 Nakhimova Street, Khabarovsk.
2. The area of the tract of land in question is 1,400 square meters, and contains a structure, equipped for the assembly of water-filtering systems.
3. The said property is to be used for assembly production. The land is zoned for manufacturing.
4. This sales agreement attests that the said land and assembly plant are the property of BUYER, in accordance with applicable property laws.
5. The land and facilities thereon are sold to BUYER for 410,000 (four hundred, ten thousand) rubles (12,000 USD), to be paid by BUYER after the signing of this sales agreement, and before its official registration with the government.
6. As per Article 556 of the CCRF (Civil Code of the Russian Federation), the transfer of the property in question is realized through a deed of transfer.
7. No person resides, or is registered as residing, at the property.
8. The property is under no encumbrance, or injunction.
9. Both parties attest to being of sound mind and body, and are under no supervision or care for health problems that would interfere with them understanding the meaning of this contract. Neither are the parties under any pressure that would force them to enter into said contract on extremely unprofitable terms.
10. In the event that any challenge or conflict arises as to the status of the property, SELLER promises to use whatever means are within their power to regulate these, including taking on responsibility for all related expenditures.
11. BUYER takes over ownership of the said property upon signing of this agreement at the Khabarovsk Region's Federal Land Registry office.
12. BUYER is responsible for the official registration fee.
13. Two original copies of this agreement exist, each one signed by both parties, and one copy in the possession of each party.

Party Signatures:

Translation Certification

I certify that the present document, "Sales Agreement for Assembly Plant and Land," is a complete and accurate translation performed by a certified translator from a Russian document.

Name of translator: Daniel Veksler

I, Brenda Terry Rufen-Blanchette Notary Public of the State of New York, do hereby certify that this individual, Daniel Veksler, personally appeared before me, signed and sworn before me on this 23rd day of January, 2014.

BRENDA TERRY RUFEN BLANCHETTE
Notary Public - State of New York
NO. 01RU6286537
Qualified in Kings County
My Commission Expires Jul 29, 2017